SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2003

Exact Name of Registrant as Specified in its
Commission	Charter, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

1-11607	DTE Energy Company (a Michigan corporation) 2000 2nd Avenue Detroit, Michigan 48226-1279 (313) 235-4000	38-3217752

1-2198	The Detroit Edison Company (a Michigan Corporation) 2000 2nd Avenue Detroit, Michigan 48226-1279 (313) 235-8000	38-0478650

SIGNATURES
EXHIBIT INDEX
Press Release

ITEM 7.     EXHIBITS

99.1	Press Release of DTE Energy Company dated August 14, 2003

ITEM 12.     RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

     Today, August 14, 2003, DTE Energy Company (“DTE Energy”) issued a Press Release in which it announced that its Form 10-Q for the quarter ended June 30, 2003, which will be filed today, will report an additional $16 million negative earnings impact not reflected in the unaudited results of a $23 million loss that was previously announced on July 28, 2003. For a detailed discussion, please see DTE Energy’s Press Release dated August 14, 2003, attached as Exhibit 99.1.

FORWARD-LOOKING STATEMENTS:

     This Form 8-K contains “forward-looking statements” that are subject to risks and uncertainties. They should be read in conjunction with the forward-looking statements in DTE Energy’s and Detroit Edison’s 2002 Form 10-K Item 1 (incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison that discuss important factors that could cause DTE Energy’s and Detroit Edison’s actual results to differ materially. DTE Energy and Detroit Edison expressly disclaim any current intention to update any forward-looking statements contained in this document as a result of new information or future events.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned, hereunto duly authorized.

Date: August 14, 2003	DTE ENERGY COMPANY (Registrant)

/s/ N. A. Khouri N. A. Khouri Vice President and Treasurer

Date: August 14, 2003	THE DETROIT EDISON COMPANY (Registrant)

/s/ N. A. Khouri N. A. Khouri Vice President and Treasurer

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of DTE Energy Company dated August 14, 2003.

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